SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                December 10, 1997

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                                  EPITOPE, INC.
               (Exact name of Registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     1-10492
                              (Commission File No.)

                                   93-0779127
                        (IRS Employer Identification No.)

         8505 S.W. Creekside Place
             Beaverton, Oregon                                    97008
    (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 641-6115



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Item 5.  Other Events.

                  On December 10, 1997, Epitope, Inc. (the "Company") issued a press release regarding a research and development agreement between Agritope, Inc., the Company's wholly owned subsidiary ("Agritope"), and Vilmorin & Cie, and a related agreement for sale of Agritope preferred stock to Vilmorin & Cie.

                  A copy of the press release is filed as an exhibit to this report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

The exhibits filed herewith are listed in the exhibit index following the signature page of this report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EPITOPE, INC.


Dated:  December 10, 1997         By: /s/ Gilbert N. Miller
                                  Gilbert N. Miller
                                  Executive Vice President and Chief Financial
                                  Officer



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                                  EXHIBIT INDEX

99       Press release dated December 10, 1997.